UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2017

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 23, 2017, the Board of Directors of Dollar General Corporation (the “Company”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”), which became effective the same day, to implement a proxy access bylaw.  Article I, Section 12 of the Bylaws permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board of Directors, provided that such shareholder(s) and nominee(s) satisfy the eligibility, notice and other requirements set forth in the Bylaws.  To use the proxy access procedure, a proper notice of proxy access nomination must be delivered to the Company not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date that the Company commenced mailing of its definitive proxy materials (as stated in such materials) for the immediately preceding annual meeting of shareholders.  Accordingly, shareholders may utilize proxy access beginning with the Company’s 2018 Annual Meeting of Shareholders.

In addition, the amendments to the Bylaws include changes to the advance notice and related provisions set forth in Sections 9, 10 and 11 of Article I to conform to these new proxy access procedures and certain other technical changes.

The foregoing description of the amendments to the Bylaws is only a summary, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Company’s Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01                               FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                 Financial statements of businesses acquired.  N/A

(b)                                 Pro forma financial information.  N/A

(c)                                  Shell company transactions.  N/A

(d)                                 Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 23, 2017	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Dollar General Corporation (as amended and restated on March 23, 2017), marked to show amendments effective as of March 23, 2017